United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2025

CADRE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40698	38-3873146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

13386 International Pkwy
Jacksonville, Florida	32218
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 741-5400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.0001	CDRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Employment Agreement with Brad Williams

On January 24, 2025, Cadre Holdings, Inc. (the “Company”) and Mr. Brad Williams entered into an Employment Agreement (the “Williams Employment Agreement”), which provides for Mr. Williams’ continued employment as President of the Company, for a term commencing effective as of January 24, 2025 (the “Commencement Date”) and terminating on the third anniversary of the Commencement Date, subject to earlier termination as provided therein. Mr. Williams is entitled to an annual base salary of $625,000, as more particularly provided in the Williams Employment Agreement.

In addition to any other bonuses that the Company’s Board of Directors (the “Board”) or the Compensation Committee of the Board may award to Mr. Williams in their sole discretion, Mr. Williams is entitled to receive annual performance bonuses, which may be based upon a variety of qualitative and quantitative factors, of up to 150% of Mr. Williams’ annual base salary. Mr. Williams will also be entitled, at the sole and absolute discretion of the Board or the Compensation Committee, to participate in incentive plans of the Company, including but not limited to the Company’s 2021 Incentive Plan or such other stock incentive plan as the Company may have in effect from time to time. Such participation and awards shall be based upon, among other things, Mr. Williams’ performance and the Company’s performance, all as determined by the Compensation Committee of the Board, of up to 150% of the Base Compensation, which will be payable 50% in the form of stock options and 50% in the form of a restricted stock award.

The Williams Employment Agreement also contains confidentiality obligations as well as a non- competition covenant and non-interference (relating to the Company’s customers), non-solicitation (relating to the Company’s employees) and non-disparagement provisions effective during the term of his employment and for a period of two years after the termination of his employment with the Company.

In the event that Mr. Williams’ employment is terminated as a result of his death or disability, Mr. Williams or his estate will, subject to the provisions of the Williams Employment Agreement, be generally entitled to receive his accrued base salary through the date of such termination and earned but unpaid annual incentive bonus prorated for the portion of the year in which such termination occurred and all granted but unvested stock options and all unvested restricted stock (and only if the price target as set forth therein has been achieved, including the restricted stock grant awarded pursuant to Section  3(e) of the Employment Agreement dated as of July 9, 2021, by and between the Company and Mr. Williams (the “2021 Williams Restricted Stock Award”) shall immediately vest. In the event that Mr. Williams’ employment is terminated by the Company for “cause” (as defined in the Williams Employment Agreement), Mr. Williams will, subject to the provisions of the Williams Employment Agreement, be entitled to receive his accrued base salary through the date of such termination. In addition, all stock options, whether vested or unvested, and granted but unvested restricted stock will be null and void except that, in the event that Mr. Williams is terminated as a result of his failure to perform any reasonable directive of the Board, he will be entitled to retain any vested stock options, but subject to the terms of the respective plan and award agreement under which they were awarded.

In the event that Mr. Williams’ employment is terminated by the Company without “cause” (as defined in the Williams Employment Agreement), Mr. Williams will, subject to the provisions of the Williams Employment Agreement, be entitled to receive an amount equal to one year of his base salary and reimbursement of any COBRA premium payments made by Mr. Williams during such one-year period, in each case payable in accordance with the Company’s normal payroll practices, provided that Mr. Williams executes a separation agreement and general release agreement that is satisfactory to the Company. In addition, all granted but unvested stock options and all unvested restricted stock (but not including the 2021 Williams Restricted Stock Award) will immediately vest.

In the event that Mr. Williams’ employment is terminated by Mr. Williams other than as a result of a “change in control” (as defined in the Williams Employment Agreement), Mr. Williams will, subject to the provisions of the Williams Employment Agreement, generally be entitled to receive his accrued base salary and benefits through the date of such termination. In addition, all granted but unvested stock options and all unvested restricted stock will be null and void.

In the event that Mr. Williams’ employment is terminated by either party within 30 days of a “change in control”, Mr. Williams will, subject to the provisions of the Williams Employment Agreement, generally be entitled to receive an amount equal to one year of his base salary payable in one lump sum within five business days after such termination and reimbursement of any COBRA premium payments made by Mr. Williams during such one-year period; provided that Mr. Williams executes a separation agreement and general release agreement that is satisfactory to the Company, and provided further that, in the event the Company or the acquiror requests Mr. Williams to provide consulting services described in the Williams Employment Agreement, then the lump sum payment of an amount equal to one year of his base salary shall be payable upon the expiration of such consulting period, and during such consulting period, Mr. Williams will be entitled to a consulting fee equal to what he would have otherwise been entitled to be paid under the Williams Employment Agreement during such period. In addition, all granted but unvested stock options and all unvested restricted stock (and only if the price target as set forth therein has been achieved, including the 2021 Williams Restricted Stock Award) shall immediately vest.

In the event that Mr. Williams fails to comply with any of his obligations under the Williams Employment Agreement, including, without limitation, the non-competition covenant and the non-interference, non-solicitation and non-disparagement provisions, Mr. Williams will be required to repay the one year of base salary paid to him pursuant to the Company termination without cause or change in control provisions of the Williams Employment Agreement as of the date of such failure to comply and he will have no further rights in or to such payments payable to him pursuant to the Williams Employment Agreement. All payments and benefits provided under the Williams Employment Agreement shall be subject to Company’s compensation recovery policy and/or as required under applicable law, rule or regulation.

The Williams Employment Agreement contains provisions designed to reduce (but not below zero) any payments otherwise required to be paid to Mr. Williams if the same would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”). to the minimum extent necessary so that such excise tax is not imposed. The Williams Employment Agreement also contains provisions intended to comply with Section 409A of the Code.

The foregoing description of the Williams Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Williams Employment Agreement, which is included as Exhibit 10.1, to this Current Report on Form 8-K (the “Report”) and incorporated herein by reference.

Employment Agreement with Blaine Browers

On January 24, 2025, the Company and Mr. Blaine Browers entered into an Employment Agreement (the “Browers Employment Agreement”), which provides for Mr. Browers’ continued employment as Chief Financial Officer of the Company, for a term commencing effective as of the Commencement Date and terminating on the third anniversary of the Commencement Date, subject to earlier termination as provided therein. Mr. Browers is entitled to an annual base salary of $525,000, as more particularly provided in the Browers Employment Agreement.

In addition to any other bonuses that the Board or the Compensation Committee of the Board may award to Mr. Browers in their sole discretion, Mr. Browers is entitled to receive annual performance bonuses, which may be based upon a variety of qualitative and quantitative factors, of up to 130% of Mr. Browers’ annual base salary. Mr. Browers will also be entitled, at the sole and absolute discretion of the Board or the Compensation Committee, to participate in incentive plans of the Company, including but not limited to the Company’s 2021 Incentive Plan or such other stock incentive plan as the Company may have in effect from time to time. Such participation and awards shall be based upon, among other things, Mr. Browers’ performance and the Company’s performance, all as determined by the Compensation Committee of the Board, of up to 130% of the Base Compensation, which will be payable 50% in the form of stock options and 50% in the form of a restricted stock award.

The Browers Employment Agreement also contains confidentiality obligations as well as a non- competition covenant and non-interference (relating to the Company’s customers), non-solicitation (relating to the Company’s employees) and non-disparagement provisions effective during the term of his employment and for a period of two years after the termination of his employment with the Company.

In the event that Mr. Browers’ employment is terminated as a result of his death or disability, Mr. Browers or his estate will, subject to the provisions of the Browers Employment Agreement, be generally entitled to receive his accrued base salary through the date of such termination and earned but unpaid annual incentive bonus prorated for the portion of the year in which such termination occurred and all granted but unvested stock options and all unvested restricted stock (and only if the price target as set forth therein has been achieved, including the restricted stock grant awarded pursuant to Section  3(e) of the Employment Agreement dated as of July 9, 2021, by and between the Company and Mr. Browers (the “2021 Browers Restricted Stock Award”) shall immediately vest. In the event that Mr. Browers’ employment is terminated by the Company for “cause” (as defined in the Browers Employment Agreement), Mr. Browers will, subject to the provisions of the Browers Employment Agreement, be entitled to receive his accrued base salary through the date of such termination. In addition, all stock options, whether vested or unvested, and granted but unvested restricted stock will be null and void except that, in the event that Mr. Browers is terminated as a result of his failure to perform any reasonable directive of the Board, he will be entitled to retain any vested stock options, but subject to the terms of the respective plan and award agreement under which they were awarded.

In the event that Mr. Browers’ employment is terminated by the Company without “cause” (as defined in the Browers Employment Agreement), Mr. Browers will, subject to the provisions of the Browers Employment Agreement, be entitled to receive an amount equal to one year of his base salary and reimbursement of any COBRA premium payments made by Mr. Browers during such one-year period, in each case payable in accordance with the Company’s normal payroll practices, provided that Mr. Browers executes a separation agreement and general release agreement that is satisfactory to the Company. In addition, all granted but unvested stock options and all unvested restricted stock (but not including the 2021 Browers Restricted Stock Award) will immediately vest.

In the event that Mr. Browers’ employment is terminated by Mr. Browers other than as a result of a “change in control” (as defined in the Browers Employment Agreement), Mr. Browers will, subject to the provisions of the Browers Employment Agreement, generally be entitled to receive his accrued base salary and benefits through the date of such termination. In addition, all granted but unvested stock options and all unvested restricted stock will be null and void.

In the event that Mr. Browers’ employment is terminated by either party within 30 days of a “change in control”, Mr. Browers will, subject to the provisions of the Browers Employment Agreement, generally be entitled to receive an amount equal to one year of his base salary payable in one lump sum within five business days after such termination and reimbursement of any COBRA premium payments made by Mr. Browers during such one-year period; provided that Mr. Browers executes a separation agreement and general release agreement that is satisfactory to the Company, and provided further that, in the event the Company or the acquiror requests Mr. Browers to provide consulting services described in the Browers Employment Agreement, then the lump sum payment of an amount equal to one year of his base salary shall be payable upon the expiration of such consulting period, and during such consulting period, Mr. Browers will be entitled to a consulting fee equal to what he would have otherwise been entitled to be paid under the Browers Employment Agreement during such period. In addition, all granted but unvested stock options and all unvested restricted stock (and only if the price target as set forth therein has been achieved, including the 2021 Browers Restricted Stock Award) shall immediately vest.

In the event that Mr. Browers fails to comply with any of his obligations under the Browers Employment Agreement, including, without limitation, the non-competition covenant and the non-interference, non-solicitation and non-disparagement provisions, Mr. Browers will be required to repay the one year of base salary paid to him pursuant to the Company termination without cause or change in control provisions of the Browers Employment Agreement as of the date of such failure to comply and he will have no further rights in or to such payments payable to him pursuant to the Browers Employment Agreement. All payments and benefits provided under the Browers Employment Agreement shall be subject to Company’s compensation recovery policy and/or as required under applicable law, rule or regulation.

The Browers Employment Agreement contains provisions designed to reduce (but not below zero) any payments otherwise required to be paid to Mr. Browers if the same would result in the imposition of an excise tax under Section 4999 of the Code to the minimum extent necessary so that such excise tax is not imposed. The Browers Employment Agreement also contains provisions intended to comply with Section 409A of the Code.

The foregoing description of the Browers Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Browers Employment Agreement, which is included as Exhibit 10.2, to this Report and incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)       The disclosures set forth in Item 1.01 of this Report with respect to Mr. Williams and Mr. Browers, respectively, are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits. The following Exhibit is filed herewith as a part of this Report:

Exhibit	Description

10.1	Employment Agreement, dated as of January 24, 2025, between Cadre Holdings, Inc. and Brad Williams.

10.2	Employment Agreement, dated as of January 24, 2025, between Cadre Holdings, Inc. and Blaine Browers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 27, 2025

CADRE HOLDINGS, INC.

By:	/s/ Blaine Browers
Name:	Blaine Browers
Title:	Chief Financial Officer